Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 – COMMITMENTS AND CONTINGENCIES

Shanghai Aoke Chemicals Co., Ltd., an entity commonly controlled by the Company’s CEO, Mr. Lirong Wang, (“Shanghai Aoke”) placed with Shanghai Nai Sheng Kalan Industrial Co., Ltd. (“Shanghai Nai Sheng”) an equipment procurement order of RMB 25 million (approximately US$3.84M) in 2013. Due to a product defect issue at the fault of Shanghai Nai Sheng, Shanghai Aoke suspended payments to Shanghai Nai Sheng, and RMB 2.94 million remains to be paid to Shanghai Nai Sheng as of September 2017, guaranteed by Shanghai Zongbao, a subsidiary of the Company. In August 2020, Shanghai Nai Sheng commenced a legal proceeding against Shanghai Aoke in the Jinshan District People’s Court for the payment of the balance of the purchase order, concurrently enjoining Zongbao as the guarantor. When Shanghai Nai Sheng eventually brought the legal action against Shanghai Aoke, the total amount owed had been reduced from RMB 2.94 million to RMB 1.21 Million (approximately US$184,000) based on payments made between September 2017 and August 2020. The reduced figure was confirmed by all parties in a court mediation on December 3, 2020, and a settlement was reached pursuant to which all amounts due shall be paid by June 30, 2021. As of the date this report is available for issue, the balance remained to be payable, for which Shanghai Zongbao is a guarantor, amounts to $184,599.